CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF
2002

Name of Company: Beaumont Fund, LLC

In connection with the Report on Form N-CSR for the above named company, the undersigned hereby certifies, to the best of his knowledge, that:

1.	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of
1934; and

2.	The information contained in the Report fairly
presents, in all material respects, the financial condition and results of operations of the company.

Date: February 27, 2004 		/s/ Benjamin J. Bornstein
						Benjamin J. Bornstein
						President

Date: February 27, 2004 		/s/ Benjamin J. Bornstein
						Benjamin J. Bornstein
						Principal Financial Officer
{H0407911.1 }